EXHIBIT 31.2

  CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECURITIES EXCHANGE ACT
       RULES 13A-14 AND 15D-14 AS ADOPTED PURSUANT TO SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

      In connection with the Form 10-QSB of Biomoda, Inc. for the quarter ended September 30, 2004 (the "quarterly report") as filed with the Securities and Exchange Commission on the date hereof, I John J Cousins as President and Chief Financial Officer of the Company, certify that:

      1. I have reviewed this quarterly report on Form 10-QSB of Biomoda, Inc. (the "registrant");

      2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by his quarterly report;

      3. Based on my knowledge, the financial statements and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for the periods presented in this quarterly report;

      4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act rules 13a-15(e) and 15d-15(e) for the registrant and have:

      a. Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiary is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

      b. Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

      c. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting;

      5. I have  disclosed,  based on our most  recent  evaluation  of  internal
control  over  financial  reporting,   to  the  registrant's  auditors  and  the
registrant's   board  of  directors  (or  persons   performing   the  equivalent
functions);

      a. All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial information; and

      b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated: November 15, 2004

BY:/s/John J. Cousins
   -----------------------------------
   John J Cousins
   President & Chief Financial Officer